UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2025

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco,	CA	94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 930-7440
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure

Investor Day

LendingClub Corporation (“LendingClub”) will host an Investor Day on November 5, 2025. A copy of the Investor Day presentation materials, which will also be posted to LendingClub’s website (http://ir.lendingclub.com/), are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Stock Repurchase and Acquisition Program

On November 4, 2025, LendingClub’s Board of Directors approved a program to repurchase and acquire up to $100 million of LendingClub’s common stock through December 31, 2026 (the “Stock Repurchase and Acquisition Program”). The Stock Repurchase and Acquisition Program is inclusive of the anticipated fair market value of shares of LendingClub common stock acquired by holding back a portion of vesting restricted stock units held by LendingClub employees to satisfy applicable tax withholding obligations.

LendingClub has transformed its business and financial profile since becoming a bank holding company in 2021 and delivered record pre-tax net income in the third quarter of 2025. LendingClub believes that the Stock Repurchase and Acquisition Program is prudent given its current stock price, capital position, financial outlook and growth opportunities.

The timing and amount of shares acquired through the Stock Repurchase and Acquisition Program (whether through open market purchases of LendingClub common stock or the hold back of vesting restricted stock units) are discretionary and will depend on LendingClub’s stock price, business and market conditions, and other factors.

On November 5, 2025, LendingClub issued a press release (the “Press Release”) regarding the Stock Repurchase and Acquisition Program. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Disclaimers

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Some of the statements in this Current Report on Form 8-K, including statements regarding LendingClub’s financial profile and growth opportunities, and the timing, amount and methodology of shares acquired through the Stock Repurchase and Acquisition Program, are “forward-looking statements.” The words “will”, "expect”, “anticipate”, and similar expressions may identify forward-looking statements, although not all forward-looking statements may contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: LendingClub’s stock price performance (including as of the date of future restricted stock unit vesting events), LendingClub’s capital position, macroeconomic conditions, opportunities or reasons to utilize and/or preserve LendingClub capital, and those factors set forth in the section titled “Risk Factors” in LendingClub’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in LendingClub’s subsequent filings with the Securities and Exchange Commission. LendingClub may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. LendingClub does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
99.1	November 5, 2025 Investor Day Presentation
99.2	Press Release dated November 5, 2025
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	November 5, 2025	By:	/s/ ANDREW LABENNE
Andrew LaBenne
Chief Financial Officer